                                    FORM 8-A

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                           RenaissanceRe Holdings Ltd.
     ----------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


               Bermuda                                  98-013-8020
--------------------------------------     -------------------------------------
       (State of incorporation              (I.R.S. Employer Identification No.)
           or organization)

            Renaissance House
       8-12 East Broadway, Pembroke
                   Bermuda                                  HM 19
----------------------------------------------        -----------------
 (Address of principal executive offices)                 (Zip Code)

   Securities to be registered pursuant to Section 12(b) of the Act:

              Title of each class            Name of each exchange on which
              to be so registered            each class is to be registered
---------------------------------------  ---------------------------------------

 7.30% Series B Preference Shares, par           New York Stock Exchange
          value $1.00 per share

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

         If this form relates to the registration of a class securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. []

Securities Act registration statement file number to which this form relates:
333-70528

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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                                  Page 1 of 4
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     Item 1. Description of Registrant's Securities to be Registered.
     ----------------------------------------------------------------

         The description of the 7.30% Series B Preference Shares, par value $1.00 per share (the "Preference Shares"), of RenaissanceRe Holdings Ltd. (the "Registrant") is incorporated herein by reference to the Registrant's Prospectus relating to the offering of the Preference Shares, which Prospectus forms a part of the Registrant's Registration Statement on Form S-3 (File No. 333-83308), as declared effective by the Securities and Exchange Commission as of June 14, 2002. Reference is made specifically to the section in the Prospectus captioned "Description of Our Capital Shares."

     Item 2. Exhibits.
     -----------------

     2.1  Registration Statement on Form S-3 (File No. 333-83308). 1

     2.2  Amended Memorandum of Association. 2

     2.3  Amended and Restated Bye-Laws. 3

     2.4 Prospectus Supplement dated January 30, 2003, filed pursuant to Rule 424(b)(5) of the Act on February 3, 2003. 4

     4.1 Form of Certificate of Designation, Preferences and Rights of 7.30% Series B Preference Shares.

     4.2 Form of Share Certificate Evidencing the 7.30% Series B Preference Shares.

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1   Incorporated herein by reference to the Registration Statement on Form S-3
    (File No. 333-83308), which was declared effective by the SEC as of June 14, 2002.
2 Incorporated by reference to the Registration Statement on Form S-1 of RenaissanceRe Holdings Ltd (Registration No. 33-70008) which was declared effective by the SEC on July 26, 1995.
3 Incorporated by reference to the Quarterly Report on Form 10-Q of RenaissanceRe Holdings Ltd. which was filed with the SEC on August 14, 2002.
4 Incorporated by reference to the Rule 424(b)(5) Prospectus Supplement, dated January 30, 2003, as filed with the SEC on February 3, 2003.



                                  Page 2 of 4
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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                  RENAISSANCERE HOLDINGS LTD.


                                  By:  /s/  John M. Lummis
                                     -------------------------------------------
                                  Name:   John M. Lummis
                                  Title:  Executive Vice President and Chief
                                          Financial Officer

Date:  February 3, 2003


                                  Page 3 of 4
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                                  EXHIBIT INDEX

     Exhibit No.                   Description                                     Page Number
     -----------                   -----------                                     -----------


         2.1      Registration Statement on Form S-3 (File No. 333-83308). 1

         2.2      Amended Memorandum of Association 2

         2.3      Amended and Restated Bye-Laws 3

         2.4 Prospectus Supplement dated January 31, 2003, filed pursuant to Rule 424(b)(5) of the Act on February 3, 2003. 4

         4.1      Form of Certificate of Designation, Preferences and Rights of
                  7.30% Series B Preference Shares.

         4.2      Form of Stock Certificate Evidencing the 7.30% Series B
                  Preference Shares.



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1   Incorporated herein by reference to the Registration Statement on Form S-3
    (File No. 333-83308), which was declared effective by the SEC as of June 14, 2002.
2 Incorporated by reference to the Registration Statement on Form S-1 of RenaissanceRe Holdings Ltd (Registration No. 33-70008) which was declared effective by the SEC on July 26, 1995.
3 Incorporated by reference to the Quarterly Report on Form 10-Q of RenaissanceRe Holdings Ltd. which was filed with the SEC on August 14, 2002.
4 Incorporated herein by reference to the Rule 424(b)(5) Prospectus Supplement, dated January 30, 2003, as filed with the SEC on February 3, 2003.


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